UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 12, 2019
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 13, 2019, Delmarva Power & Light Company (“DPL”) entered into a Bond Purchase Agreement (“Bond Purchase Agreement”) for the offer and sale of $75,000,000 aggregate principal amount of its First Mortgage Bonds, 4.14% Series due December 12, 2049 (the “Bonds”). The form of the Purchase Agreement was filed as Exhibit 1.1 to DPL's Current Report on Form 8-K filed with the SEC on June 13, 2019 and is incorporated by reference herein. The form of the Bonds is filed herewith as Exhibit 4.1.
The Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the Bonds occurred on December 12, 2019. DPL intends to apply the proceeds of the sale of the Bonds to repay existing indebtedness and for general corporate purposes.
The Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of October 1, 1943, from DPL to the Mortgage Trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of May 2, 2019 (the “Supplemental Indenture”), establishing the terms of the Bonds (the “DPL Mortgage”). Subject to the exceptions and limitations contained in the DPL Mortgage, the DPL Bonds were secured, together with all bonds now or hereafter issued, under the DPL Mortgage, by a first lien (subject to the conditions and limitations in the instruments through which DPL claims title to its properties, and to excepted encumbrances under the DPL Mortgage) on substantially all of DPL’s real and personal properties and franchises. A copy of the Supplemental Indenture is filed herewith as Exhibit 4.2.
Mizuho Securities USA LLC and Scotia Capital (USA) Inc. acted as joint lead placement agents in connection with the proposed issuance, offering and sale by the Company of the Bonds.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Bond Purchase Agreement, dated June 13, 2019 among Delmarva Power & Light Company and the purchasers signatory thereto (File No. 001-01405, Form 8-K dated June 13, 2019, Exhibit 1.1).
4.1	Form of First Mortgage Bonds, 4.14% Series due December 12, 2049 (included in Exhibit 4.2)
4.2	Supplemental Indenture, dated as of May 2, 2019, with respect to the Mortgage and Deed of Trust, dated October 1, 1943
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrant include those discussed herein as well as the items discussed in (1) the Registrant’s 2018 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) the Registrant’s Third Quarter 2019 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors; (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, ITEM 1. Financial Statements: Note 16, Commitments and Contingencies and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrant. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. The Registrant undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMARVA POWER & LIGHT COMPANY

/s/ PHILLIP S. BARNETT
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Delmarva Power & Light Company

December 12, 2019

EXHIBIT INDEX

Exhibit No.	Description
1.1	Bond Purchase Agreement, dated June 13, 2019 among Delmarva Power & Light Company and the purchasers signatory thereto (File No. 001-01405, Form 8-K dated June 13, 2019, Exhibit 1.1).
4.1	Form of First Mortgage Bonds, 4.14% Series due December 12, 2049 (included in Exhibit 4.2)
4.2	Supplemental Indenture, dated as of May 2, 2019, with respect to the Mortgage and Deed of Trust, dated October 1, 1943
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.